                                                                  EXHIBIT 10.(q)


                        ADMINISTRATIVE SERVICES AGREEMENT

       This Service Agreement (this "Agreement"), dated as of March 1, 2003 is entered into by and between ReliaStar Life Insurance Company of New York, a New York insurance company ("Company") and the affiliated companies specified in Exhibit A hereto (each such affiliated company referred to herein as "Service Provider").

                                   WITNESSETH:

       WHEREAS, the parties are affiliates under the common control of ING Groep, N.V.; and

       WHEREAS, each Service Provider possesses certain resources, including experienced personnel, facilities and equipment, which enables it to provide certain administrative, management, professional, advisory, consulting and other services to support the Company's business; and

       WHEREAS, Company desires Service Provider to perform certain administrative and other services as more fully described below (collectively, "Services") for the Company in its insurance operations, as Company may request, such Services to be provided either directly by Service Provider or by third parties with which Service Provider has negotiated agreements for the benefit of the Company and other affiliates; and

       WHEREAS, for the convenience of the parties, each Service Provider and Company wish to enter into a single contract which will establish the contractual rights and obligations as between each Service Provider and Company but not as between the Service Providers; and

       WHEREAS, Service Provider and the Company contemplate that such an arrangement will achieve certain operating economies and improve Services to the benefit of the Company; and

       WHEREAS, Service Provider and the Company wish to assure that (i) all charges incurred hereunder for Services are reasonable and in accordance with the requirements of New York Insurance Department Regulation No. 33; and (ii) to the extent practicable, such charges reflect actual costs and are arrived at in a fair and equitable manner; and (iii) charges reflecting estimated costs, whenever used, are adjusted periodically, to bring them into alignment with costs actually incurred; and

       NOW, THEREFORE, in consideration of the premises and of the mutual promises set forth herein, and intending to be legally bound thereby, each Service Provider and the Company agree as follows.

              1.     PEFORMANCE OF SERVICES.

              (a) PROVISION OF SERVICES. Subject to the terms and conditions of this Agreement, Service Provider agrees, to the extent requested by Company, to provide such

Services as described in Exhibit B, and as specified to be provided by such Service Provider in Exhibit C ("Services"), for Company as Company determines to be reasonably necessary in the conduct of its insurance operations. Service Provider may also negotiate with third parties for such Services to be provided pursuant to agreements for the benefit of Company and affiliates.

              (b) PERFORMANCE STANDARDS. Service Provider agrees that in performing or providing functions or services hereunder, it shall use that degree of ordinary care and reasonable diligence that an experienced and qualified provider of similar services would use acting in like circumstances and experience in such matters and in accordance with the standards, practices and procedures established by Service Provider for its own business. Service Provider shall perform services according to servicing standards of the Company or such other standards as may be mutually agreed upon by the Company and Service Provider. Service Provider shall comply with all laws, regulations, rules and orders applicable to (i) the Company with respect to the services provided hereunder or (ii) Service Provider. Service Provider agrees to maintain sufficient facilities and trained personnel of the kind necessary to perform the services under this Agreement.

              (c) UNDERWRITING. With respect to any underwriting services that are provided to Company by Service Provider pursuant to this Agreement, it is understood that (i) Service Provider shall provide such services in accordance with Company's underwriting guidelines and procedures; and (ii) Company shall retain all final underwriting authority.

              (d) COLLECTION AND HANDLING OF PREMIUMS AND OTHER FUNDS. With regard to the collection of premiums, deposit and other remittances from policyholders (including payment of principal or interest on contract loans) and from any collection facility, including intermediaries and other persons or institutions that receive remittances with respect to Company's business Company shall either (i) perform these services on its own behalf; (ii) shall establish a lock-box bank arrangement in its name for the deposit of amounts collected and Service Provider employees shall direct the disbursement of funds from the lock-box bank arrangement; or (iii) in the event a lock-box bank arrangement is not used, Service Provider shall act in a fiduciary capacity with respect to such payments, hold such payments for the benefit of Company, and after the required processing of such payments, will immediately deposit such payments in one or more bank accounts established by Company and subject to the control of officers of Company.

              (e) CLAIMS PROCESSING. It is understood that (i) Service Provider shall provide such services in accordance with the claims guidelines and procedures established and approved by Company's Board of Directors or committees thereof from time to time and communicated in writing to Service Provider by Company; and (ii) Company shall retain final approval authority for all claims. Payment of claims shall be made using Company's checks. In performing claims services for Company pursuant to this Agreement, Service Provider shall obtain and maintain all necessary licenses and permits required in order to comply with applicable laws and regulations, including an independent adjuster's license as appropriate.

              (f) PERSONAL CONTACT OR COMMUNICATION WITH COMPANY POLICYHOLDERS. In providing services with respect to this Agreement, Service Provider agrees that any and all personal contact or communication, both oral and written, with Company policyholders, insureds, beneficiaries and applicants will be done in the name of and on behalf of Company. (As used herein, the term "policyholders" shall include annuity contractholders and the term "policies" shall include annuity contracts.) No mention of Service Provider will be made in any such personal contact or communication with Company policyholders, insureds, beneficiaries or applicants. Service Provider agrees to use Company letterhead for all such written communications. Service Provider further agrees that if any of its employees who have direct contact with Company policyholders, insureds, beneficiaries or applicants perform such services from a location outside the State of New York, Service Provider will establish and maintain a toll free telephone number for use by Company policyholders, insureds, beneficiaries and applicants.

              (g) CAPACITY OF PERSONNEL AND STATUS OF FACILITIES. Whenever Service Provider utilizes its employees to perform Services for Company pursuant to this Agreement, such personnel shall at all times remain employees of Service Provider subject solely to its direction and control, and Service Provider shall alone retain full liability to such employees for their welfare, salaries, fringe benefits, legally required employer contributions and tax obligations. No facility of Service Provider used in performing Services for or subject to use by Company shall be deemed to be transferred, assigned, conveyed or leased by such performance or use pursuant to this Agreement.

              (h) EXERCISE OF JUDGMENT IN RENDERING SERVICES. In providing any Services hereunder that require the exercise of judgment by Service Provider, Service Provider shall perform any such Service in accordance with the standards set forth herein and any additional guidelines Company develops and communicates to Service Provider. In performing any Services hereunder, Service Provider shall at all times act in a manner reasonably calculated to be in or not opposed to the best interests of Company.

              (i) CONTROL. The performance of Services by Service Provider for Company pursuant to this Agreement shall in no way impair the absolute control of the business and operations of Service Provider or Company by their respective Boards of Directors. Service Provider shall act hereunder so as to assure the separate operating identity of Company. The performance of Service Provider under this Agreement with respect to the business and operations of Company shall at all times be subject to the direction and control of the Board of Directors of Company.

              (j) PROMOTIONAL, SALES AND ADVERTISING MATERIALS. Company shall be responsible for all promotional, sales and advertising materials. Pursuant to New York Insurance Department Regulation 34-A, Company is responsible for issuing the final approval of all of its promotional, sales and advertising materials prior to its use. Service Provider shall use only such documents as have been approved by Company. Company shall maintain all promotional, sales and advertising materials at its home office and in accordance with the New York Insurance Department Regulation 34-A.

              2.     CHARGES; PAYMENTS.

                     (a) CHARGES. Company agrees to reimburse Service Provider at cost for services and facilities provided by Service Provider pursuant to this Agreement. The charge to Company for such services and facilities shall include all direct and indirectly allocable expenses. The methods for allocating expenses to Company shall be determined in accordance with the requirements prescribed in Department Regulation No. 33. Such methods shall be modified and adjusted by mutual agreement where necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by Service Provider on behalf of Company.

                     (b) PAYMENTS. Service Provider shall submit to Company within fifteen (15) days of the end of each calendar month a written statement of the amount estimated to be owed by Company for services and the use of facilities pursuant to this Agreement in that calendar month, and Company shall pay to Service Provider within fifteen (15) days following receipt of such written statement the amount set forth in the statement. Within sixty (60) days after the end of each calendar year, Service Provider shall submit to Company a statement of actual apportioned expenses for such prior calendar year showing the basis for the apportionment of each item. Company may request a written statement from Service Provider setting forth, in reasonable detail, the nature of the services rendered or expense incurred and other relevant information to support the charge. Any difference between the amount of the estimated apportioned expenses paid by Company and the amount of the actual apportioned expenses shall be paid to either the Service Provider or Company, as the case may be, within fifteen (15) days of the statement of actual apportioned expenses.

              3.     RECORDS.

                     (a) MAINTENANCE OF BOOKS. The Service Provider and Company each shall maintain its own books, accounts and records in such a way as to disclose clearly and accurately the nature and detail of the transactions between them, including such accounting information as is necessary to support the reasonableness of charges under this Agreement, and such additional information as Company may reasonably request for purposes of its internal bookkeeping and accounting operations. Service Provider shall keep such books, records and accounts insofar as they pertain to the computation of charges hereunder available for audit, inspection and copying by Company and persons authorized by it or any governmental agency having jurisdiction over Company during all reasonable business hours.

                     (b) OWNERSHIP AND CUSTODY OF RECORDS. All records, books, and files established and maintained by Service Provider by reason of its performance of services under this Agreement, which absent this Agreement would have been held by the Company, shall be deemed the property of the Company and shall be maintained in accordance with applicable law and regulation, including, but not limited to, Regulation No.152. Such records should be available, during normal business hours, for inspection by Company, anyone authorized by the Company, and any governmental agency that has regulatory authority over Company's business activities. Copies of such records, books and files shall be delivered to Company on demand. All such records, books and files shall be promptly transferred to Company by Service Provider upon termination of this Agreement, or to the new Service Provider in the event a service is provided by a different Service Provider. Service Provider shall maintain appropriate disaster recovery processes and procedures, including provision of access to back up records and to a disaster recovery site for records.

                     (c) ACCOUNTING SERVICES. All records shall be maintained in accordance with New York Insurance Department Regulation No. 152 (11 NYCRR 243). In addition to the foregoing, a computer terminal, which is linked to the electronic system that generates the electronic records that constitute Company's books of account, shall be kept and maintained at Company's principal office in New York. During all normal business hours, there shall be ready availability and easy access through such terminal (either directly by New York Insurance Department personnel or indirectly with the aid of Company's employees) to the electronic media used to maintain the records comprising Company's books of account. The electronic records shall be in a readable form.

Service Provider shall maintain format integrity and compatibility of the electronic records that constitute Company's books of account. If the electronic system that created such records is to be replaced by a system with which the records would be incompatible, Service Provider shall convert such pre-existing records to a format that is compatible with the new system.

Service Provider shall maintain acceptable backup (hard copy or another durable medium, as defined in Regulation No. 152, as long as the means to access the durable medium is also maintained at Company's principal office) of the records constituting Company's books of account. Such backup shall be forwarded to Company on a monthly basis and shall be maintained by Company at its principal office in New York. If the electronic system being used to maintain the records which comprise Company's accounting records is to be replaced by a system incompatible with the existing system, Service Provider shall ensure that all pre-existing records are accessible with the new system.

                     (d) AUDIT. Company and persons authorized by it or any governmental agency having jurisdiction over Company shall have the right, at Company's expense, to conduct an audit of the relevant books, records and accounts of Service Provider upon giving reasonable notice of its intent to conduct such an audit. In the event of such audit, Service Provider shall give to the party requesting the audit reasonable cooperation and access to all books, records and accounts necessary to audit during normal business hours.

              4. RIGHT TO CONTRACT WITH THIRD PARTIES. Nothing herein shall be deemed to grant Service Provider an exclusive right to provide Services to Company to the extent not requested by Company pursuant to this Agreement, and Company retains the right to contract with any third party, affiliated or unaffiliated, for the performance of services or for the use of facilities as are available to or have been requested by Company pursuant to this Agreement. Service Provider with Company's consent, shall have the right to subcontract with any third party for the performance of Services requested by Service Provider provided that Service Provider shall remain responsible for the performance of services by any such subcontractors; and provided further that the charges for any such services subcontracted to an affiliate shall be determined on one or more of the bases described in Paragraph 2.

              5.     TERMINATION.

                     (a) TERMINATION. This Agreement shall remain in effect until terminated in whole or in part by either Company or Service Provider upon giving ninety (90) days or more advance written notice, provided that electronic data processing services shall not be terminated by either party until one hundred and eighty (180) days or more advance written notice of termination. Subject to the terms (including any limitations and restrictions) of any applicable software licensing agreement then in effect between Service Provider and any licensor, Service Provider shall, upon termination of this Agreement, grant to Company a perpetual license, without payment of any fee, in any electronic data processing software developed or used by Service Provider in connection with the services provided to Company hereunder, if such software is not commercially available and is necessary, in Company's reasonable judgment, for Company to perform subsequent to termination the functions provided by Service Provider hereunder. Upon termination, Service Provider shall promptly deliver to Company all books and records that are, or are deemed by this Agreement, the property of Company.

                     (b) SETTLEMENT UPON TERMINATION. No later than sixty (60) days after the effective date of termination of this Agreement Service Provider shall deliver to Company detailed written statements for all charges incurred and not included in any previous statements to the effective date of termination. The amounts owed or to be refunded hereunder shall be due and payable within fifteen (15) days of receipt of such statements, unless Company sends written notice that such amounts are disputed.

              6.     ARBITRATION.

                            (a)    Any dispute or difference with respect to the
operation or interpretation of this Agreement on which an amicable understanding cannot be reached shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the Expedited Procedures thereof.

                     (b) The arbitration shall be held in New York, New York, or such other place as may be mutually agreed between Company and Service Provider, and the arbitration panel shall consist of three arbitrators who must be active or retired executive officers of life insurance companies other than the parties to this Agreement, their affiliates or subsidiaries. Service Provider shall appoint one arbitrator and Company the second. Such arbitrators shall then select the third arbitrator before arbitration commences. Should one of the parties decline to appoint an arbitrator or should the two arbitrators be unable to agree upon the choice of a third, such appointment shall be left to the American Arbitration Association.

                     (c) Decisions of the arbitrators shall be by majority vote. The award rendered by the arbitrators shall be final and binding upon the parties, and judgment upon the award rendered by the arbitrators may be entered in any Court having jurisdiction thereof. Each party shall bear its own costs of the arbitration, except that the fees of the arbitrators shall be borne equally by the parties.

              7. CONTACT PERSON(S). Service Provider and Company shall appoint one or more individuals who shall serve as contact person(s) for the purpose of carrying out this Agreement. Such contact person(s) shall be authorized to act on behalf of their respective parties as to the matters pertaining to this Agreement. Effective upon execution of this Agreement, the initial contact person(s) shall be as set forth in Exhibit A. Each party shall notify the other, in writing, as to the name, address and telephone number of any replacement for any such designated contact person.

              8. NOTICE. All notices, statements or requests provided for hereunder shall be in writing and shall be deemed to have been given when delivered by hand to the person designated in Exhibit A for such or when sent by certified or registered mail, postage prepaid or overnight courier service or upon confirmation of transmission if sent by telecopier or e-mail to such person.

              9. WAIVER. The failure of Service Provider or Company to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

              10. CONFLICT WITH LAW. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision hereof. If any provision of this Agreement should be invalidated or superseded by specific law or regulation, such law or regulation shall control to the extent of such conflict without affecting the remaining provisions of this Agreement.

              11. NO THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided for herein, nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

              12. RELATIONSHIP OF THE PARTIES. This Agreement creates no contractual relationship between the Service Providers party hereto, and the provisions of this Agreement shall apply solely to each Service Provider and Company as if each Service Provider had entered into a separate agreement with Company conforming to this Agreement. Nothing contained in this Agreement shall be construed to create the relationship of joint venture or partnership between Service Provider and Company. Service Provider is an independent contractor and shall be free, subject to the terms and conditions of this Agreement, to exercise judgment and discretion with regard to the conduct of business.

              13. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by Service Provider or Company (in whole or in part) without the prior written consent of the other.

              14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and no other agreement, statement or promise not contained in this Agreement shall be valid or binding.

              15. AMENDMENT. This Agreement may be amended only by mutual consent in writing signed by both parties.

              16. SECTION HEADINGS. Section headings contained herein are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

              17. COUNTERPARTS. This Agreement may be executed in one or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              18. GOVERNING LAW. This Agreement is entered into pursuant to and shall be governed by, interpreted under, and the rights of the parties determined in accordance with, the laws of the State of New York.

              19. PRIVACY RIGHTS. The parties each hereby acknowledge and agree to comply with all confidentiality and security obligations imposed on them, in connection with the collection, use, disclosure, maintenance and transmission of personal, private, health or financial information about individual policyholders or benefit recipients, including without limitation, those laws currently in place and those that may become effective during the term hereof, including without limitation, the following: Gramm-Leach-Bliley Act, the Health Insurance Portability and Accountability Act of 1996, IICFA Internet Security Policy and any other applicable Federal laws and regulations or applicable laws and regulations as enacted in various states and any existing and future rules and regulations promulgated thereunder. The parties each agree to comply therewith and to fully cooperate with each other and their contractors to the extent reasonably necessary to allow the other (and such contractors) to comply therewith. Service Provider shall immediately report to Company any use or disclosure of any information in violation of this Agreement of which Service Provider becomes aware.

              20. CONFIDENTIALITY (a) Service Provider and Company agree that all non-public information pertaining to the business of either party, and to policyholders or claimants under any insurance policy, shall be confidential and, unless specifically designated otherwise, be held in strict confidence and not disclosed to any (i) non-affiliated third party unless written authorization to make such disclosure has been given by the appropriate party, or unless required by law, rule, regulation, a lawful order of a governmental or judicial entity; or (ii) contractor, unless all of the following are satisfied (A) such use or disclosure is permitted herein in connection with the Services, (B) such use or disclosure is necessary in connection therewith, (C) such use or disclosure complies with the privacy rights provision in Section 21 hereof, and
(D) such use or disclosure is only to those contractors who agreed to comply with the terms herewith in a written confidentiality agreement. The parties further agree that any such confidential information acquired during the course of this Agreement shall continue to be treated as confidential information for a period of five (5) years from the termination of this Agreement.

              (b) The parties agree that the requirement of confidentiality under this Agreement also applies to their employees and agents. Each party shall use reasonable efforts to assure that its employees and agents adhere to the confidentiality requirements set forth herein. It is agreed by the parties, however, that use and disclosure of confidential information by employees and agents is authorized to the extent necessary to carry out the terms and purposes of this Agreement.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective duly authorized officers below.

                                   ReliaStar Life Insurance Company of
                                   New York

                                   By:
                                      -----------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                        ---------------------------------
                                   Title: Secretary
                                         --------------------------------


                                   Equitable Life Insurance Company of Iowa

                                   By:
                                      -----------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                        ---------------------------------
                                   Title: Secretary
                                          -------------------------------


                                   Golden American Life Insurance Company

                                   By:
                                      -----------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                        ---------------------------------
                                   Title: Secretary
                                          -------------------------------


                                   ING Financial Advisers, LLC

                                   By:
                                      -----------------------------------
                                   Name:    /s/ John F. Todd
                                        ---------------------------------
                                   Title:   Assistant Secretary
                                         --------------------------------


                                   ING Life Insurance and Annuity Company

                                   By:
                                        ---------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                        ---------------------------------
                                   Title: Secretary
                                          -------------------------------


                                   ING North America Insurance Corporation

                                   By:
                                        ---------------------------------
                                   Name:    /s/ John F. Todd
                                        ---------------------------------
                                   Title:   Assistant Secretary
                                         --------------------------------

                                   ReliaStar Life Insurance Company

                                   By:
                                        ---------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                        ---------------------------------
                                   Title: Secretary
                                         --------------------------------


                                   Security Connecticut Life Insurance Company

                                   By:
                                      -----------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                        ---------------------------------
                                   Title: Secretary
                                         --------------------------------


                                   Security Life of Denver Insurance Company

                                   By:
                                      -----------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                        ---------------------------------
                                   Title: Secretary
                                         --------------------------------


                                   Southland Life Insurance Company

                                   By:
                                      -----------------------------------
                                   Name:    /s/Paula Cludray-Engelke
                                       ----------------------------------
                                   Title: Secretary
                                         --------------------------------

                                LIST OF EXHIBITS

A      Service Providers

B-1    Underwriting and New Business Processing Services

B-2    Producer Licensing, Contracting and Compensation Services

B-3    Policyowner and Claims Processing Services

B-4    Business Unit Actuarial and Financial Management Services

B-5    Information Services

B-6    Legal, Risk Management and Compliance Services

B-7    Human Resource Services

B-8    Marketing and Sales Promotion Services

B-9    Tax Services

B-10   Reinsurance Management and Administration Services

B-11   Management Services

B-12 Procurement, Supply, Printing, Record, File, Mail, Supply and Real Estate Management Services

B-13   Corporate Accounting, Finance and Treasury Services

B-14 Pricing, Trading, Performance Reporting and Accounting Services for Variable Products

C      Services Chart

                                    EXHIBIT A
                                SERVICE PROVIDERS

            COMPANY                           CONTACT                                       NOTICE
--------------------------------------------  --------------------------------------------  ----------------------------------------
ReliaStar Life Insurance Company of New York  William Bonneville                            Principal Legal Counsel
1000 Woodbury Road, Suite 102                 ReliaStar Life Insurance Company of New York  ReliaStar Life Insurance Company of
Woodbury, NY 11797                            1000 Woodbury Road, Suite 102                 New York
                                              Woodbury, NY 11797                            1000 Woodbury Road, Suite 102
                                                                                            Woodbury, NY 11797

           SERVICE PROVIDER                                    CONTACT                                      NOTICE
--------------------------------------------  --------------------------------------------  ----------------------------------------
Equitable Life Insurance Company of Iowa      Keith Gubbay                                  Principal Legal Counsel
909 Locust Street                             Equitable Life Insurance Company of Iowa      Equitable Life Insurance Company of Iowa
Des Moines, IA 50309                          909 Locust Street                             909 Locust Street
                                              Des Moines, IA 50309                          Des Moines, IA 50309

Golden American Life Insurance Company        Keith Gubbay                                  Principal Legal Counsel
1475 Dunwood Drive                            Golden American Life Insurance Company        Golden American Life Insurance Company
West Chester, PA 19380                        1475 Dunwood Drive                            1475 Dunwood Drive
                                              West Chester, PA 19380                        West Chester, PA 19380

ING Financial Advisers LLC                    Bess Twyman                                   Principal Legal Counsel
151 Farmington Avenue                         ING Financial Advisers LLC                    ING Financial Advisers LLC
Hartford, CT 06156                            151 Farmington Avenue                         151 Farmington Avenue
                                              Hartford, CT 06156                            Hartford, CT 06156

ING Life Insurance and Annuity Company        Keith Gubbay                                  Principal Legal Counsel
151 Farmington Avenue                         ING Life Insurance and Annuity Company        ING Life Insurance and Annuity Company
Hartford, CT 06156                            151 Farmington Avenue                         151 Farmington Avenue
                                              Hartford, CT 06156                            Hartford, CT 06156

ING North America Insurance Corporation       Scott Burton                                  Principal Legal Counsel
5780 Powers Ferry Road, NW                    ING North America Insurance Corporation       ING North America Insurance Corporation
Atlanta, GA 30327                             5780 Powers Ferry Road, NW                    5780 Powers Ferry Road, NW
                                              Atlanta, GA 30327                             Atlanta, GA 30327

ReliaStar Life Insurance Company              Keith Gubbay                                  Principal Legal Counsel
20 Washington Avenue South                    ReliaStar Life Insurance Company              ReliaStar Life Insurance Company
Minneapolis, MN 55401                         20 Washington Avenue South                    20 Washington Avenue South
                                              Minneapolis, MN 55401                         Minneapolis, MN 55401

Security Connecticut Life Insurance Company   Keith Gubbay                                  Principal Legal Counsel
20 Security Drive                             Security Connecticut Life Insurance Company   Security Connecticut Life Insurance
Avon, CT 06001                                20 Security Drive                             Company
                                              Avon, CT 06001                                20 Security Drive
                                                                                            Avon, CT 06001

Security Life of Denver Insurance Company     Keith Gubbay                                  Principal Legal Counsel
1290 Broadway                                 Security Life of Denver Insurance Company     Security Life of Denver Insurance
Denver, CO 80203                              1290 Broadway                                 Company
                                              Denver, CO 80203                              1290 Broadway
                                                                                            Denver, CO 80203

Southland Life Insurance Company              Keith Gubbay                                  Principal Legal Counsel
5780 Powers Ferry Road, NW                    Southland Life Insurance Company              Southland Life Insurance Company
Atlanta, GA 30327                             5780 Powers Ferry Road, NW                    5780 Powers Ferry Road, NW
                                              Atlanta, GA 30327                             Atlanta, GA 30327

                                   Exhibit B-1
                Underwriting and New Business Processing Services

Services related to underwriting and new business processes including:

1.     Underwriting and risk consulting services.

2.     Analysis of underwriting standards.

3. Assistance and advice in the development of appropriate underwriting standards in accordance with all laws and regulations of the Company's state.

4.     Perform underwriting in accordance with Company guidelines.

5.     Provide medical and/or technical support and advice to underwriting.

6.     Approve for issue all applications which meet underwriting criteria.

7. Process all approved applications and issue and deliver policies to policyholders.

8. Financial and other reporting in connection with underwriting and new business processing.

                                   Exhibit B-2
            Producer Licensing, Contracting and Compensation Services

Services related to producer licensing and contracting including:

1.     Assist with pre-appointment investigations of producers.

2. Administer producer licenses, and contracts and maintain a computer database for license and contract status.

3. Assist in development of and administer producer compensation and commission accounting.

                                   Exhibit B-3
                   Policyowner and Claims Processing Services

Services related to policyowner and claims processing including:

1. Billing, collection, administration and accounting for premiums, contract payments and withdrawals, and maintenance of customer and beneficiary accounts.

2. Customer service including response to customer inquiries by telephone or letter, administration of changes to customer and beneficiary accounts.

3.     Administration of policy changes.

4. Administration and customer support for claims, annuitizations, rollovers, contract payouts, distribution of benefits and conservation.

5. Processing claims and/or rendering, medical or technical support and advice relating to the processing, settlement and payment of claims.

6.     Surrender, lapse and maturity processing.

7. Financial and other reporting in connection with premiums, policyowner and processing services.

                                   Exhibit B-4
            Business Unit Actuarial and Financial Management Services

Actuarial and financial management related services including:

1. Actuarial consulting services, including clerical, technical and product actuarial support and product development support.

2. Preparing actuarial reports, opinions and memoranda and assistance with asset/liability management and cash flow testing.

3.     Conducting product experience studies.

4.     Preparing reserve calculations and valuations.

5.     Development of new products.

6.     Evaluation of product performance versus expectations.

7. Consultation and technical assistance in all matters relating to corporate financing, cash management, financial analysis and financial systems and programming.

8. Internal and external management reporting services, including coordination of annual planning process, preparation and consolidation of monthly operation results, management and policyholder information reports (e.g., annual reports), maintenance of reporting systems and provision of cost account reports and services.

9.     Premium accounting.

10.    Assisting in development of budgets, business plans and financial models.

11. Determine and make entries, and prepare books of account including general ledgers, transaction ledgers and trial balances which will be reviewed for accuracy by officers of Company.

12. Prepare financial statements and reports, including annual, quarterly and monthly GAAP and statutory financial statements.

13. Enter data regarding customer records information related to premium or annuity considerations sent to lockboxes, provided that Company will verify that all such information is accurate and properly reflected.

14. Arrange bank accounts in the name and control of Company, and processing receipts and disbursements subject to the direction and control of Company subject to the provisions of Section 1(d) of the Agreement.

15. Commission accounting, including calculation of commissions and generation and delivery of checks.

                                   Exhibit B-5
                              Information Services

Services related to information management including:

1. Professional, technical, supervisory, programming and clerical support for information services.

2. Informational and computer services may be in the nature of applications and programming support, enhancing existing systems, helping to install new systems.

3.     Develop data processing systems strategy.

4.     Implement systems strategy.

5.     Program computers.

6. Provide data center services, including maintenance and support of mainframe and distribution process hardware and software.

7. Standard systems for product administration, accounts payable, accounting and financial reporting, human resource management and inventory control.

8.     Manage data and voice communications systems.

9.     Manage local area networks and other desktop software and systems.

10.    Provide data security and maintain effective disaster recovery program.

11.    Purchase hardware, software and supplies.

                                   Exhibit B-6
                 Legal, Risk Management and Compliance Services

Services related to legal, risk management and compliance including:

1. Provide counsel, advice and assistance in any matter of law, corporate governance and governmental relations, including advisory and consulting services, in connection with the maintenance of corporate existence, licenses, dealings with regulatory agencies, development of products, contracts and legal documents, product approvals, registration and filing of insurance and securities products, handling of claims and matters involving legal controversy, assist with dispute resolution, select, retain and manage outside counsel and provide other legal services as reasonably required or requested.

2. Provide assistance in any matter relating to risk management, including procurement of fidelity bond insurance, blanket bonds, general liability insurance, property damage insurance, directors' and officers' liability insurance, workers compensation, and any other insurance purchased by the Company.

3. Assist in the development and maintenance of a corporate compliance program and a state insurance fraud reporting program. Assist in maintaining appropriate records and systems in connection with the Company's compliance obligations under applicable state law.

4. Provide assistance with internal audit including review of operational procedures, performance of compliance tests, and assistance to independent auditors.

                                   Exhibit B-7
                             Human Resource Services

Services related to human resource management including:

1.     Personnel recruiting and support services.

2.     Design and implementation of human resources training.

3.     Compensation studies and benefits consulting.

4.     Support employee communications.

5.     Payroll services.

6.     Benefits compensation and design and administration.

7.     Employee relations.

                                   Exhibit B-8
                     Marketing and Sales Promotion Services

Services related to marketing and sales promotion including:

1. Prepare sales promotional items, advertising materials and art work, design, text and articles relevant to such work, including clerical, technical and supervisory support and related communications.

2.     Support general communications with producers.

3.     Conduct formal insurance market research.

4. Develop sales illustrations, advertising materials, and software for products, in compliance with state laws.

5. Design and implement training programs, including product and industry developments and legal compliance.

6. Distribute to employees and/or agents underwriting guidelines for the products, where applicable.

7. Analyze and develop compensation and benefit plans for general agents and agents.

8.     Plan and support of producer conferences.

                                   Exhibit B-9
                                  Tax Services

Services related to tax including:

1. Maintenance of tax compliance, including tax return preparation and review of financial statement tax provisions.

2. Management of tax and audit appeals, including processing information requests, protest preparation, and participation in any appeals conference.

3. Direction of tax research and planning, including research of compliance issues for consistency, development of tax strategies and working with new legislative proposals.

4. Administration of tax liens, levies and garnishment of wages of Company employees and agents

                                  Exhibit B-10
               Reinsurance Management and Administration Services

Services related to reinsurance management and administration including:

1.     Advise with respect to reinsurance retention limits.

2.     Advice and support with respect to negotiation of reinsurance treaties.

3. Advice and support with respect to the management of reinsurer relationships.

                                  Exhibit B-11
                               Management Services

Services related to general management including:

1. Consultative and advisory services to the Company's senior executive officers and staff with respect to conduct of the Company's business operations and the execution of directives and resolutions of the Company's Board of Directors pertaining to business operations and functions, including provision of personnel to serve as officers and directors of Company.

2. Consultation and participation in the Company's strategic planning process; the development of business goals, objectives and policies; the development of operational, administrative and quality programs; preparation of financial and other reports; and the coordination of such processes, goals, objectives, policies and programs with those of the holding company.

3. Advice and assistance with respect to maintenance of the Company's capital and surplus, the development and implementation of financing strategies and plans and the production of financial reports and records.

4. Representation of the Company's interests at government affairs and industry meetings; participation in the deliberation and affairs of trade associations and promotion of the Company's products and relationships with the public.

5. Consultative, advisory and administrative services to the Company's senior executive officers and staff in respect to development, implementation and administration of human resource programs and policies, the delivery of communications and information to employees regarding enterprise plans, objectives and results; and the maintenance of employee relations, morale and developmental opportunities.

6. Direction and performance of internal audits and arrangement for independent evaluation of business processes and internal control.

                                  Exhibit B-12
        Procurement, Supply, Printing, Record, File, Mail and Real Estate
                              Management Services

Services related to procurement, supplies, printing, records, files, mail and real estate management including:

1. Procurement and supply purchasing services, including negotiation of supply and services purchasing agreements and distribution of supplies.

2. Printing, record, file, mail and supply services including, maintaining policy files; document control; production and distribution of standard forms, stationary, business cards and other material; arrangement of warehouse storage space; supply fulfillment; mail processing, delivery and shipping; participation in purchasing agreements; retrieval and production of documents for regulatory examinations and litigation; and development and administration of record retention programs.

3.     Real estate management services.

                                  Exhibit B-13
               Corporate Accounting, Finance and Treasury Services

Services related to corporate accounting, finance and treasury including, but not limited to:

1. Accounts Payable: Making vendor payments, monitoring recurring payments, processing stop payments, preparation and filing sales and use tax reports and returns, responding to questions from vendors, processing travel and expense reports, maintaining check stock and providing copies of check images to the Companies.

2. Fixed Assets: Accounting for real estate transactions, maintaining the fixed asset records and processing payments for property taxes.

3. General Ledger: Processing journal entries, processing expense allocations, establishing and maintaining accounts and cost centers, processing intercompany transactions and processing the monthly closing.

4. Financial Reporting: Generating applicable monthly, quarterly and annual financial statements on statutory, US GAAP, tax and ING (Dutch) GAAP bases; monitoring changes to statutory, US GAAP, tax and ING GAAP accounting standards; corresponding and coordinating reporting to regulatory agencies; coordinating the external audit with the external auditors; coordinating external examinations with state insurance departments; preparing and filing RBC calculations, preparing and filing escheat reports, preparing and filing benefit plan reports, and preparing other required regulatory filings.

5. Treasury/Cash Management: Maintaining banking relationships, performing cash management procedures and short-term investment of cash balances, and processing of wire transfers.

6. Other: Preparing budget and planning reports for finance shared services, monitoring suspense account reports and other matters as requested by each Company, and management of external auditor relations.

7. Consultation and technical assistance in matters related to corporate financing, cash management, financial analysis, capital and surplus, specialized financial systems and programming, and development of budgets, business plans and financial models.

8. Investment accounting services, including interface with Company investment manager for documentation of investment transactions, recording financial activity and compliance reporting.

9. Internal and external management reporting services, including coordination of annual planning process, preparation and consolidation of monthly operation results, management and policyholder information reports (e.g., annual reports), maintenance of reporting systems and provision of cost account reports and services.

                                  Exhibit B-14

                   Pricing, Trading, Performance Reporting and
                    Accounting Services for Variable Products

Services related to support of day to day pricing, trading, performance reporting and accounting operations for variable products, including but not limited to:

1. Pricing. Collect pricing information (net asset value and ordinary income / capital gain distributions) from Investment Companies, and where applicable, calculate the variable account unit value. Provide pricing information to the applicable administrative systems / business units and external business partners; pricing calculations for insurance products shall be reported as required by the prospectus for each product.

2. Trading. Collect net trade data from administrative systems, consolidate to a legal entity level per investment option, and submit to Investment Companies; on a daily basis reconcile the shares / trade per to Investment Company; provide wire data for the settlement of trades placed.

3. Accounting. Post to ledger the entries supporting the trades and wires processed; entries will include any applicable Variable Annuity Account contract charges; daily reconcile entries posted to ledger / market value to Variable Annuity Account liability / reserve; provide Variable Annuity Account data for the Financials and Insurance Company Schedule D.

4. Investment Company Revenue. Calculate asset based revenue / sub-accounting fees monthly and post accruals to the ledger; collect revenue from investment companies in a timely manner; reconcile amounts received to the estimated calculated, and book actual payments to ledger.

5. Performance Reporting. Calculate product and investment option level returns in accordance with SEC and NASD guidelines; provide returns to ING applications, web sites, marketing, and field.

                                    Exhibit C
         RLNY Functional Services by Product Group and Provider Company

DISTRIBUTION
DIVISION                                 LIFE COMPANY PROVIDING SERVICE
--------------------------------------   ----------------------------------------------------------
                                         1   2   3   4   5   6   7   8   9   10  11  12  13  14  15
Retail   fixed life products             R   R   R   R   R   R   E   S   B   R   R   H   H   H   G
Retail   variable life products          R   R   D   R   R   R   E   S   B   R   R   H   H   H   R3
Retail   fixed annuities                             R   R   R   E       B   R   R   H   H   H   G
Retail   variable annuities                          R   R   R   E       B   R   R   H   H   H   G
Retail   FGA: fixed annuities                E       E   E   E       G   B   E   E   H   H   H   G
Retail   FGA: variable annuities             E       E   E   E       G   B   E   E   H   H   H   G

worksite group life and health           R   R   R   R   R   R   R   R   R   R       H   H1  H   R
worksite payroll deduction               R   R   R   A   R   R   R   R3  R   R   R   H   H1  H   R
worksite 401(k)                          A   A   A   A   A   A   A   A   A   A   A   H   H   H   A

ING Re   life & health re products       R   R       R       R       R       R       H   H   H   R

DISTRIBUTION
DIVISION                                 LIFE COMPANY PROVIDING SERVICE
--------------------------------------   ----------------------------------------------------------
                                         16  17  18  19  20  21  22  23  24  25  26  27  28  29  30
Retail   fixed life products             G   R   H   R   R   R   G    E  H   H   H   H   H   H
Retail   variable life products          R   R   H   R   R   R   R2   E  H   H   H   H   H   H   A
Retail   fixed annuities                 G   R   H   R   R   R        E  H   H   H   H   H   H
Retail   variable annuities              G   R   H   R   R   R        E  H   H   H   H   H   H   A
Retail   FGA: fixed annuities            G   E   H   E   E   G   E    E  H   H   H   H   H   H
Retail   FGA: variable annuities         G   E   H   G   E   G   G    E  H   H   H   H   H   H   A

worksite group life and health           R   R   H   R   R   R   R    E  H   H   H   H   H   H
worksite payroll deduction               R   R   H   R   R   R   R    E  H   H   H   H   H   H   A
worksite 401(k)                          A   A   H   A   A   A   A    E  H   H   H   H   H   H   A

ING Re   life & health re products       R   R   H   R   R   R   R    E  H   H   H   H   H   H

CODE     FUNCTION                                                    CODE  AFFILIATE LIFE COMPANY
-------- ----------------------------------------------------------  ----  -----------------------------------------------------
       1 underwriting
       2 new business
       3 medical advice                                                B   ING Financial Advisers LLC
       4 licensing & contracting                                       H   ING North America Insurance Corp. ("ING NA")
       5 POS                                                           D   Southland Life Insurance Company
       6 premium accounting                                            A   ING Life Insurance and Annuity Company ("ILIAC")
       7 billing                                                       E   Equitable Life Insurance Company of Iowa ("Equitable")
       8 reinsurance administration                                    R   ReliaStar Life Insurance Company ("ReliaStar")
       9 conservation, rollover payout                                 G   Golden American Life Insurance Company ("Golden")
      10 claims                                                        S   Security Life of Denver
      11 annuitization & periodic payments
      12 compliance, other than management
      13 corporate management                                         R2   Golden & Reliastar
      14 legal                                                        R3   Reliastar & Security Life of Denver Insurance Company
      15 actuarial/product development
      16 actuarial and financial mgmt. at business unit level
      17 commission accounting                                        H1   ING NA & ING Life & Annuity
      18 data center
      19 systems programming
      20 microfische, image, file, record storage
      21 training
      22 sales promotion, marketing, & adv. marketing
      23 printing
      24 personnel, compensation design, benefits & training
      25 accounting, tax, and internal and external audit services
      26 raising capital
      27 risk management
      28 Fulfillment
      29 Real estate management
      30 Variable product pricing and reporting